United
                         Government
                         Securities
                         Fund, Inc.

                         ANNUAL
                         REPORT
                         -------------------------------------------
                         March 31, 2000

     MANAGER'S LETTER
     -----------------------------------------------------------------
     MARCH 31, 2000

     Dear Shareholder:

     This report relates to the operation of United Government Securities Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     In early 1999, interest rates rose as the world economies recovered from the crisis of 1998. During this period of economic improvement, the Federal Reserve raised short-term interest rates five times. Due to projected budget surpluses, the Treasury began to reduce the amount of U.S. government debt outstanding. This caused an inversion of the yield curve, where bonds with short-term maturities have higher yields than bonds with longer-term maturities. Finally, this past winter, an undersecretary of the Treasury reiterated the Treasury's long-standing position that it does not explicitly guarantee the debt of U.S. agencies. This reduced the attractiveness of various agency debt instruments.

     During the course of the last fiscal year, the Fund maintained a high percentage of shorter-maturity mortgage-backed securities due to the rise in interest rates experienced in the first half of the year and then purchased longer-term Treasury securities during the past quarter as U.S. Treasury rates declined. The Fund's basic strategy remains the same. We attempt to seek current yield while remaining flexible enough to withstand the volatility inherent in the present day government securities markets.

     The strategies and techniques we applied resulted in the Fund outperforming the universe of funds with similar investment objectives (the Lipper General U.S. Government Fund Universe Average) and modestly underperforming the index that represents the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities (the Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index). Both indexes are charted on the following page.

     We expect to see a continuation of the recent market volatility for the immediate future. Factors that may affect the Fund's performance this year include the presidential election, the Fed's attempt to slow the economy by raising interest rates, the high trade deficit and the implications of that deficit for the value of the U.S. dollar abroad. If the equity markets slump, we would expect some of the wealth currently tied up in those markets to return to the relative safety of government securities and offset the negative aspects of the factors discussed above. We do not expect to deviate much from our emphasis on high-quality government debt, including U.S. Treasury bonds and notes, and government-backed mortgage securities.

     Thank you very much for your continued support and confidence in our organization.

     Respectfully,


     James C. Cusser
     Manager, United Government Securities Fund, Inc.

               Comparison of Change in Value of $10,000 Investment in
              United Government Securities Fund, Inc., Class A Shares,
       The Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index
            and the Lipper General U.S. Government Fund Universe Average

                                  United
                              GovernmentSalomon Brothers        Lipper
                              Securities      Treasury/   General U.S.
                                   Fund,Government Spon-    Govt. Fund
                                   Classsored/ Mortgage       Universe
                                A Shares     Bond Index        Average
                              --------------------------  ------------
          03/31/90 Purchase        9,575         10,000         10,000
          03/31/91                10,598         11,290         11,120
          03/31/92                11,786         12,570         12,230
          03/31/93                13,627         14,208         13,748
          03/31/94                13,840         14,549         13,971
          03/31/95                14,462         15,267         14,383
          03/31/96                15,979         16,875         15,714
          03/31/97                16,578         17,701         16,251
          03/31/98                18,542         19,778         18,110
          03/31/99                19,550         21,077         19,069
          03/31/00                19,905         21,565         19,222

     ===== United Government Securities Fund, Inc., Class A Shares* - $19,905 +++++ Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index - $21,565
     ----- Lipper General U.S. Govt. Fund Universe Average - $19,222

      *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


                          Average Annual Total Return+
                         Class A    Class B   Class C   Class Y
                    ----------------------------------------------
     Year Ended
        3/31/00         -2.51%      N/A       N/A       2.20%
     5 Years Ended
        3/31/00          5.68%      N/A       N/A       N/A
     10 Years Ended
        3/31/00          7.13%      N/A       N/A       N/A
     Since inception of
        Class** through
        3/31/00          N/A        -2.09%    1.08%     5.93%

      +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     ++10/4/99 for Class B shares, 10/8/99 for Class C shares and 9/27/95 for
       Class Y shares (the date on which shares were first acquired by shareholders).

       Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     -------------------------------------------------------------
     United Government Securities Fund, Inc.

     PORTFOLIO STRATEGY:
     Long-term U.S. Government  OBJECTIVE:   To seek as high a current
     Securities                              income as is consistent
                                             with safety of principal.  (Fund
                                             shares are not
     Short-term U.S. Government              guaranteed by the
     Securities                              U.S. Government or any
                                             government agency.
     Intermediate-term U.S.                  Fund share value and
     Government Securities                   yield will fluctuate due to
                                             changing interest rates or other
                                             market conditions and the investor
                                             may experience a loss.)

                                 STRATEGY:   Invests exclusively in debt
                                             securities issued or guaranteed by
                                             the U.S. Government or its agencies
                                             or instrumentalities.  The Fund
                                             invests in a diversified portfolio
                                             of U.S. Government securities,
                                             including Treasury issues and
                                             mortgage-backed securities.  The
                                             Fund has no limitations on the
                                             range of maturities of the debt
                                             securities in which it may invest.

                                  FOUNDED:   1982

             SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

     PERFORMANCE SUMMARY - Class A Shares

                PER SHARE DATA
     For the Fiscal Year Ended March 31, 2000
     ----------------------------------------
     DIVIDENDS PAID                   $0.30
                                      =====
     NET ASSET VALUE ON
        3/31/00                       $5.22
        3/31/99                        5.43
                                     ------
     CHANGE PER SHARE                ($0.21)
                                     ======

     Past performance is not necessarily indicative of future results.



                             TOTAL RETURN HISTORY


                                   Average Annual Total Return
                                   ---------------------------
                                       With          Without
     Period                         Sales Load*   Sales Load**
     ------                        ------------  -------------
     1-year period ended 3-31-00       -2.51%         1.82%
     5-year period ended 3-31-00        5.68%         6.60%
     10-year period ended 3-31-00       7.13%         7.59%

    *Performance data quoted represents past performance and is based on deduction of 4.25% sales load on the initial purchase in each of the three periods.

   **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On March 31, 2000, United Government Securities Fund, Inc. had net assets totaling $119,791,607 invested in a diversified portfolio.

     As a shareholder of United Government Securities Fund, Inc., for every $100 you had invested on March 31, 2000, your Fund owned:

      $38.47  Federal National Mortgage Association Bonds
       23.65  Miscellaneous U.S. Government Backed Bonds
       15.69  Federal Home Loan Mortgage Corporation Bonds
       14.81  United States Treasury
        6.94  Government National Mortgage Association Bonds
        0.44  Cash and Cash Equivalents

     THE INVESTMENTS OF
     UNITED GOVERNMENT SECURITIES FUND, INC.
     MARCH 31, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation:
        11.0%, 1-1-03 .........................   $    17 $     18,100
        7.5%, 9-1-07 ..........................        51       50,978
        6.5%, 9-25-18 .........................     2,500    2,405,450
        7.0%, 1-15-19 .........................     4,500    4,421,250
        6.25%, 1-15-21 ........................     3,500    3,380,755
        8.0%, 2-1-23 ..........................     1,126    1,130,151
        6.5%, 11-1-24 .........................     1,816    1,719,518
        7.0%, 12-1-25 .........................     5,899    5,673,717
        Total .................................             18,799,919

      Federal National Mortgage Association:
        8.5%, 8-1-01 ..........................     2,732    2,738,319
        7.0%, 10-25-03 ........................     4,548    4,514,763
        7.135%, 6-1-07 ........................     5,560    5,440,305
        7.15%, 6-1-07 .........................     2,256    2,208,721
        8.4%, 2-25-09 .........................     3,458    3,495,994
        6.09%, 4-1-09 .........................     3,966    3,631,132
        6.147%, 4-1-09 ........................     3,022    2,777,093
        0.0%, 2-12-18 .........................     2,500      773,375
        7.0%, 9-25-20 .........................       500      492,500
        11.0%, 10-1-20 ........................     1,829    2,016,709
        6.5%, 8-25-21 .........................     7,000    6,772,500
        7.0%, 12-1-23 .........................     5,342    5,134,836
        7.42%, 10-1-25 ........................     6,018    6,083,033
        Total .................................             46,079,280

      Government National Mortgage Association:
        7.0%, 7-15-23 .........................     2,595    2,520,635
        7.0%, 8-20-27 .........................       695      669,920
        9.75%, 11-15-28 .......................     2,902    3,160,599
        7.75%, 10-15-31 .......................     1,959    1,965,766
        Total .................................              8,316,920

      United States Treasury:
        5.5%, 3-31-03 .........................     2,000    1,949,060
        7.5%, 2-15-05 .........................     4,000    4,182,480
        6.5%, 8-15-05 .........................     2,500    2,514,850
        6.5%, 10-15-06 ........................       500      504,220
        6.125%, 11-15-27 ......................     8,500    8,583,640
        Total .................................             17,734,250


                   See Notes to Schedule of Investments on page 8.

     THE INVESTMENTS OF
     UNITED GOVERNMENT SECURITIES FUND, INC.
     MARCH 31, 2000
                                                Principal
                                                Amount in
                                                Thousands        Value
     UNITED STATES GOVERNMENT SECURITIES (Continued)
      Miscellaneous United States Government
        Backed Securities:
        Federal Agricultural Mortgage Corporation
         Guaranteed Agricultural Mortgage-Backed
         Securities,
         7.066%, 1-25-12  .....................   $ 6,582 $  6,371,209
        Tennessee Valley Authority,
         5.88%, 4-1-36  .......................     7,750    7,451,237
        United States Department of Veterans Affairs,
         Guaranteed REMIC Pass-Through Certificates,
         Vendee Mortgage Trust:
         1997-2 Class C,
         7.5%, 8-15-17  .......................     3,500    3,502,170
         1998-1 Class 2-B,
         7.0%, 6-15-19  .......................     3,000    2,952,180
         1998-3 Class B,
         6.5%, 5-15-20  .......................     1,500    1,432,500
         1999-1 Class 2-B,
         6.5%, 8-15-20  .......................     3,000    2,899,680
        United States Government Guaranteed Development
         Company Participation Certificates,
         Series 1995-20 F, Guaranteed by the U.S.
         Small Business Administration (an
         Independent Agency of the United States),
         6.8%, 6-1-15  ........................     3,831    3,720,228
         Total  ...............................             28,329,204

     TOTAL UNITED STATES GOVERNMENT
      SECURITIES - 99.56%                                 $119,259,573
      (Cost: $121,457,551)

     SHORT-TERM SECURITIES - 0.35%
      J.P. Morgan Securities Inc., 5.97% Repurchase
        Agreement dated 3-31-00, to be
        repurchased at $423,211 on 4-3-00* ....       423   $  423,000
      (Cost: $423,000)

     TOTAL INVESTMENT SECURITIES - 99.91%                 $119,682,573
      (Cost: $121,880,551)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.09%         109,034

     NET ASSETS - 100.00%                                 $119,791,607

     Notes to Schedule of Investments
     *Collateralized by $349,000 U.S. Treasury Bonds, 8.125% due 8-15-21; market value and accrued interest aggregate $432,506.
     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     MARCH 31, 2000
     (In Thousands, Except for Per Share Amounts)

     Assets
      Investment securities - at value
        (Notes 1 and 3) .................................     $119,683
      Cash   ............................................           33
      Receivables:
        Interest ........................................        1,210
        Fund shares sold ................................           41
        Investment securities sold ......................            1
      Prepaid insurance premium  ........................           11
                                                              --------
         Total assets  ..................................      120,979
                                                              --------
     Liabilities
      Payable to Fund shareholders  .....................        1,040
      Dividends payable  ................................           72
      Accrued transfer agency and dividend
        disbursing (Note 2) .............................           34
      Accrued service fee (Note 2)  .....................           22
      Accrued accounting services fee (Note 2)  .........            3
      Accrued management fee (Note 2)  ..................            2
      Accrued distribution fee (Note 2)  ................            3
      Other  ............................................           11
                                                              --------
         Total liabilities  .............................        1,187
                                                              --------
           Total net assets..............................     $119,792
                                                              ========
     Net Assets
      $0.01 par value capital stock
        Capital stock ...................................     $    229
        Additional paid-in capital ......................      124,044
      Accumulated undistributed loss:
        Accumulated undistributed net realized loss on
         investment transactions  .......................       (2,283)
        Net unrealized depreciation in value of
         investments  ...................................       (2,198)
                                                              --------
         Net assets applicable to outstanding units
           of capital ...................................     $119,792
                                                              ========
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ..........................................        $5.22
      Class B  ..........................................        $5.22
      Class C  ..........................................        $5.22
      Class Y  ..........................................        $5.22
     Capital shares outstanding
      Class A  ..........................................       22,373
      Class B  ..........................................          115
      Class C  ..........................................           53
      Class Y  ..........................................          406
     Capital shares authorized ..........................    3,000,000

                See notes to financial statements.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended MARCH 31, 2000
     (In Thousands)

     Investment Income
      Interest and amortization (Note 1B)  ..............       $9,004
                                                                ------
      Expenses (Note 2):
        Investment management fee .......................          618
        Transfer agency and dividend disbursing:
         Class A ........................................          336
         Class B ........................................            1
         Class C ........................................          ---*
        Service fee:
         Class A ........................................          301
         Class B ........................................          ---*
         Class C ........................................          ---*
        Accounting services fee .........................           40
        Distribution fee:
         Class A ........................................           25
         Class B ........................................            2
         Class C ........................................          ---*
        Audit fees ......................................           10
        Custodian fees ..................................            9
        Legal fees ......................................            7
        Shareholder servicing - Class Y .................            3
        Other ...........................................          112
                                                                ------
         Total expenses  ................................        1,464
                                                                ------
           Net investment income ........................        7,540
                                                                ------
     Realized and Unrealized Loss on
      Investments (Notes 1 and 3)
      Realized net loss on investments ..................         (739)
      Unrealized depreciation in value of investments
        during the period ...............................       (4,577)
                                                                ------
         Net loss on investments  .......................       (5,316)
                                                                ------
           Net increase in net assets resulting from
            operations  .................................       $2,224
                                                                ======
     *Not shown due to rounding.

                         See notes to financial statements.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     (In Thousands)
                                             For the fiscal year ended
                                                      March 31,
                                             -------------------------
                                                 2000        1999
                                             ------------ ------------
      Operations:
        Net investment income ............      $  7,540      $  7,892
        Realized net gain
          (loss) on investments  .........          (739)        1,192
        Unrealized depreciation  .........        (4,577)       (2,312)
                                                --------      --------
         Net increase in net assets
           resulting from operations .....         2,224         6,772
                                                --------      --------
      Dividends to shareholders from
        net investment income (Note 1D):*
        Class A ..........................        (7,397)       (7,788)
        Class B ..........................           (10)          ---
        Class C ..........................            (3)          ---
        Class Y ..........................          (130)         (104)
                                                --------      --------
                                                  (7,540)       (7,892)
                                                --------      --------
      Capital share transactions
        (Note 5) .........................       (11,340)        4,219
                                                --------      --------
           Total increase (decrease) .....       (16,656)        3,099
     Net Assets
      Beginning of period  ...............       136,448       133,349
                                                --------      --------
      End of period  .....................      $119,792      $136,448
                                                ========      ========
        Undistributed net investment income         $---          $---
                                                    ====          ====
                    *See "Financial Highlights" on pages 12 - 15.
                         See notes to financial statements.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class A Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:


                                   For the fiscal year ended March 31,
                                   -----------------------------------
                                    2000   1999    1998   1997    1996
                                  ------ ------  ------ ------  ------
     Net asset value,
      beginning of
      period  ...........          $5.43  $5.46   $5.19  $5.32   $5.13
                                   -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income ..........           0.31   0.32    0.33   0.33    0.34
      Net realized and
        unrealized gain
        (loss) on
        investments .....          (0.21) (0.03)   0.27  (0.13)   0.19
                                   -----  -----   -----  -----   -----
     Total from investment
      operations  .......           0.10   0.29    0.60   0.20    0.53
                                   -----  -----   -----  -----   -----
     Less dividends declared
      from net investment
      income  ...........          (0.31) (0.32)  (0.33) (0.33)  (0.34)
                                   -----  -----   -----  -----   -----
     Net asset value,
      end of period  ....          $5.22  $5.43   $5.46  $5.19   $5.32
                                   =====  =====   =====  =====   =====
     Total return* ......           1.82%  5.44%  11.84%  3.75%  10.48%
     Net assets, end
      of period (in
      millions)  ........           $117   $134    $131   $129    $146
     Ratio of expenses
      to average net
      assets  ...........           1.12%  0.96%   0.89%  0.91%   0.83%
     Ratio of net investment
      income to average
      net assets  .......           5.77%  5.82%   6.14%  6.17%   6.34%
     Portfolio turnover
      rate  .............          26.78% 37.06%  35.18% 34.18%  63.05%

        *Total return calculated without taking into account the sales load deducted on an initial purchase.

                         See notes to financial statements.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class B Shares
     For a Share of Capital Stock Outstanding
     Throughout The Period:

                                 For the
                                  period
                                    from
                                10/4/99*
                                 through
                                 3/31/00
                                 -------
     Net asset value,
      beginning of period          $5.25
                                   ----
     Income from investment
      operations:
      Net investment
        income ..........           0.13
      Net realized and
        unrealized loss
        on investments ..          (0.03)
                                   ----
     Total from investment
      operations  .......           0.12
                                   ----
     Less dividends declared
      from net investment
      income  ...........          (0.13)
                                   ----
     Net asset value,
      end of period  ....          $5.22
                                   ====
     Total return .......           1.88%
     Net assets, end of
      period (000
      omitted)  .........           $599
     Ratio of expenses
      to average
      net assets  .......           1.85%**
     Ratio of net investment
      income to average
      net assets  .......           5.19%**
     Portfolio turnover
      rate  .............          26.78%**

         *Commencement of operations.
        **Annualized.


                         See notes to financial statements.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class C Shares
     For a Share of Capital Stock Outstanding
     Throughout The Period:

                                 For the
                                  period
                                    from
                                10/8/99*
                                 through
                                 3/31/00
                                 -------
     Net asset value,
      beginning of period          $5.23
                                   ----
     Income from investment
      operations:
      Net investment
        income ..........           0.12
      Net realized and
        unrealized loss
        on investments ..          (0.01)
                                   ----
     Total from investment
      operations  .......           0.11
                                   ----
     Less dividends declared
      from net investment
      income  ...........          (0.12)
                                   ----
     Net asset value,
      end of period  ....          $5.22
                                   ====
     Total return .......           2.08%
     Net assets, end of
      period (000
      omitted)  .........           $269
     Ratio of expenses
      to average net
      assets  ...........           2.07%**
     Ratio of net investment
      income to average
      net assets  .......           4.98%**
     Portfolio turnover
      rate  .............          26.78%**

         *Commencement of operations.
        **Annualized.

                         See notes to financial statements.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                                                               For the
                                                                period
                                        For the fiscal year       from
                                           ended March 31,    9/27/95*
                                   --------------------------- through
                                    2000   1999    1998   1997 3/31/96
                                   -----  -----   -----  ----- -------
     Net asset value,
      beginning of period          $5.43  $5.46   $5.19  $5.32   $5.33
                                   -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income ..........           0.33   0.33    0.34   0.34    0.17
      Net realized and
        unrealized gain
        (loss) on
        investments .....          (0.21) (0.03)   0.27  (0.13)  (0.01)
                                   -----  -----   -----  -----   -----
     Total from investment
      operations  .......           0.12   0.30    0.61   0.21    0.16
                                   -----  -----   -----  -----   -----
     Less dividends declared
      from net investment
      income  ...........          (0.33) (0.33)  (0.34) (0.34)  (0.17)
                                   -----  -----   -----  -----   -----
     Net asset value,
      end of period  ....          $5.22  $5.43   $5.46  $5.19   $5.32
                                   =====  =====   =====  =====   =====
     Total return .......           2.20%  5.71%  12.02%  3.99%   3.04%
     Net assets, end of
      period (in
      millions)  ........             $2     $2      $2     $1      $1
     Ratio of expenses
      to average net
      assets  ...........           0.75%  0.68%   0.66%  0.67%   0.60%+
     Ratio of net
      investment income
      to average net
      assets  ...........           6.15%  6.10%   6.37%  6.41%   6.40%+
     Portfolio
      turnover rate  ....          26.78% 37.06%  35.18% 34.18%  63.05%+

      *Commencement of operations.
       +Annualized.


                         See notes to financial statements.

     UNITED GOVERNMENT SECURITIES FUND, INC.
     NOTES TO FINANCIAL STATEMENTS
     MARCH 31, 2000

     NOTE 1 -- Significant Accounting Policies

          United Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek as high a current income as is consistent with safety of principal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

     C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

     D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

     E. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management and Payments to Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                        Average
                    Net Asset Level                 Annual Fee
               (all dollars in millions)       Rate for Each Level
               -------------------------       -------------------
               From $    0 to $   10                $      0
               From $   10 to $   25                $ 10,000
               From $   25 to $   50                $ 20,000
               From $   50 to $  100                $ 30,000
               From $  100 to $  200                $ 40,000
               From $  200 to $  350                $ 50,000
               From $  350 to $  550                $ 60,000
               From $  550 to $  750                $ 70,000
               From $  750 to $1,000                $ 85,000
                    $1,000 and Over                 $100,000

          For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

          As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $114,701. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $115,765 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

          A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

          With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

          If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

          The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $627 in deferred sales charges from Class C shares. No CDSC fees were received from Class B shares.

          Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which is it entitled to reimbursement under the Class A Plan.

          The Fund paid Directors' fees of $4,776, which are included in other expenses.

          W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Security Transactions

          Purchases of U.S. Government securities aggregated $33,655,839 while proceeds from maturities and sales aggregated $34,364,228. Purchases of short-term securities aggregated $1,212,029,000 while proceeds from maturities and sales aggregated $1,222,301,000.

          For Federal income tax purposes, cost of investments owned at March 31, 2000 was $122,151,091, resulting in net unrealized depreciation of $2,468,518, of which $811,592 related to appreciated securities and $3,280,110 to depreciated securities.

     NOTE 4 -- Federal Income Tax Matters

          For Federal income tax purposes, the Fund realized capital losses of $467,822 during the year ended March 31, 2000. Capital loss carryovers aggregated $2,016,745 at March 31, 2000, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $515,470 at March 31, 2003; $343,195 at March 31, 2004; $690,258 at March 31, 2005; and $467,822 at March 31, 2008.

     NOTE 5 -- Multiclass Operations

          The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

          Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

          Transactions in capital stock are summarized below. Amounts are in thousands.

                                   For the fiscal
                               year ended March 31,
                            --------------------------
                                2000           1999
                            ------------  ------------
     Shares issued from sale
      of shares:
      Class A  ............        4,386         6,970
      Class B .............          179           ---
      Class C .............           67           ---
      Class Y  ............           57           351
     Shares issued from
      reinvestment of dividends
      and/or capital gains
      distribution:
      Class A  ............        1,282         1,303
      Class B .............            2           ---
      Class C .............            1           ---
      Class Y  ............          229            19
     Shares redeemed:
      Class A  ............       (8,120)       (7,387)
      Class B .............          (66)          ---
      Class C .............          (15)          ---
      Class Y  ............         (202)         (521)
                                  ------         -----
     Increase(decrease) in
      outstanding capital
      shares ..............       (2,200)          735
                                  ======         =====
     Value issued from sale
      of shares:
      Class A  ............      $23,155       $38,397
      Class B .............          929           ---
      Class C .............          349           ---
      Class Y  ............        1,387         1,930
     Value issued from
      reinvestment of dividends
      and/or capital gains
      distribution:
      Class A  ............        6,736         7,154
      Class B .............           10           ---
      Class C .............            3           ---
      Class Y  ............          115           102
     Value redeemed:
      Class A  ............      (42,553)      (40,510)
      Class B .............         (344)          ---
      Class C .............          (78)          ---
      Class Y  ............       (1,049)       (2,854)
                                --------       -------
     Increase(decrease) in outstanding
      capital  ............     ($11,340)      $ 4,219
                                ========       =======

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     United Government Securities Fund, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Government Securities Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Government Securities Fund, Inc. as of March 31, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




     Deloitte & Touche LLP
     Kansas City, Missouri
     May 5, 2000

     Shareholder Meeting Results

     A special meeting of United Government Securities Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

     Item 1.        To elect the Board of Directors:

                                                        Broker
                                     For    Withhold   Non-Votes*
     J. Concannon             13,152,809     431,210       0
     J. Dillingham            13,152,728     431,291       0
     D. Gardner               13,119,137     464,882       0
     L. Graves                13,083,948     500,071       0
     J. Harroz Jr.            13,121,539     462,480       0
     J. Hayes                 13,078,915     505,104       0
     R. Hechler               13,109,506     474,513       0
     H. Herrmann              13,090,406     493,613       0
     G. Johnson               13,056,484     527,535       0
     W. Morgan                13,085,787     498,232       0
     R. Reimer                13,113,356     470,663       0
     F. Ross                  13,125,419     458,600       0
     E. Schwartz              13,060,888     523,131       0
     K. Tucker                13,125,892     458,127       0
     F. Vogel                 13,152,809     431,210       0

     Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                        Broker
                        For      Against     Abstain   Non-Votes*
                 12,879,241      109,553     595,225       0

     Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                         Broker
                        For      Against     Abstain   Non-Votes*
                 11,987,091      780,555     810,575      5,798

     Item 4. To approve or disapprove the amendment of the Fund's policy regarding securities lending:

                                                         Broker
                        For      Against     Abstain   Non-Votes*
                 11,922,661      576,209   1,079,351      5,798

     Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                         Broker
                        For      Against     Abstain   Non-Votes*
                 11,936,234      579,480   1,068,305       0

     *Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

     INCOME TAX INFORMATION

          Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

          The dividends are not eligible for the dividend received deduction.

          The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

          Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

     DIRECTORS
     Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     David P. Gardner, San Mateo, California
     Linda K. Graves, Topeka, Kansas
     Joseph Harroz, Jr., Norman, Oklahoma
     John F. Hayes, Hutchinson, Kansas
     Robert L. Hechler, Overland Park, Kansas
     Henry J. Herrmann, Overland Park, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     Ronald C. Reimer, Mission Hills, Kansas
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Frederick Vogel III, Milwaukee, Wisconsin


     OFFICERS
     Robert L. Hechler, President
     James C. Cusser, Vice President
     Henry J. Herrmann, Vice President
     John M. Holliday, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Kristen A. Richards, Vice President and Secretary
     Daniel C. Schulte, Vice President



     This report is submitted for the general information of the shareholders of United Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Government Securities Fund, Inc. current prospectus.




     To all traditional IRA Planholders:

     As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

     The United Group of Mutual Funds

     United Accumulative Fund
     United Asset Strategy Fund, Inc.
     United Bond Fund
     United Cash Management, Inc.
     United Continental Income Fund, Inc.
     United Government Securities Fund, Inc.
     United High Income Fund, Inc.
     United High Income Fund II, Inc.
     United Income Fund
     United International Growth Fund, Inc.
     United Municipal Bond Fund, Inc.
     United Municipal High Income Fund, Inc.
     United New Concepts Fund, Inc.
     United Retirement Shares, Inc.
     United Science and Technology Fund
     United Small Cap Fund, Inc.
     United Tax-Managed Equity Fund, Inc.
     United Vanguard Fund, Inc.




















     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P. O. Box 29217
       Shawnee Mission, KS  66201-9217
       (888)-WADDELL
       (888)-923-3355

     Our INTERNET address is:
       http://www.waddell.com

     NUR1011A(3-00)

     printed on recycled paper